UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Report to Shareholders

Global Infrastructure Fund	April 30, 2014

The views and opinions in this report were current as of April 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Most global developed markets generated healthy returns for the six-month period ended April 30, 2014, thanks to generally favorable corporate earnings, signs of improving economic conditions in many regions, and accommodative monetary policies. European stocks outperformed U.S. shares, while Japanese shares fell nearly 6%. Other developed Asian markets produced a small positive return; emerging markets declined due, in part, to fears about the effects of decreased global liquidity as the Federal Reserve tapers its asset purchases. Infrastructure and utilities stocks posted good overall returns against this backdrop.

We take this opportunity to remind shareholders that the Global Infrastructure Fund was scheduled to be merged into the T. Rowe Price Real Assets Fund on May 16, 2014. We believe this change better serves the objectives of shareholders seeking exposure to inflation-sensitive equities. For more information, please see Merger of Global Infrastructure Fund Into Real Assets Fund on page 2.

The Global Infrastructure Fund gained 6.83% for the six-month period ended April 30, 2014, slightly underperforming the UBS World Infrastructure & Utilities Index. (Returns for the fund’s Advisor Class shares differ due to its different fee structure.)

MARKET ENVIRONMENT

European markets led non-U.S. returns over the past six months. In the eurozone, Spain, Germany, and France generated strong returns, as corporate profitability improved. In November, the European Central Bank reduced its main interest rate to 0.25% and promised to continue providing unlimited short-term loans to banks that needed them until mid-2015. Low rates combined with modest economic recovery are particularly helpful for infrastructure stocks, which are sensitive to economic data. Industries related to energy and utilities, particularly gas, benefited from the low-rate environment.

Stock returns in developed Asian markets were much weaker overall. Japan declined for the period due to weak exports and surging imports as consumer spending grew prior to an April 1 sales tax increase. The new tax threatened to undermine some of the optimism Japanese consumers gained after new Prime Minister Shinzo Abe managed to jump-start the economy last year through a series of fiscal and monetary reforms collectively known as “Abenomics.” Hong Kong recorded a small loss, due in large part to slowing growth in China. South Korea performed similarly. Australia, dependent in part on raw materials exports to China, which has enacted policies to rebalance the economy away from its dependence on exports and toward domestic consumption, saw a modest gain.

Emerging markets declined for the period, amid a continued slowdown and geopolitical tensions. Political uncertainty surrounding a corruption probe in Turkey, a governance crisis in Thailand, and Russia’s incursion in Ukraine’s Crimea region also weighed on emerging markets. However, many emerging markets performed well toward the end of our six-month reporting period.

PERFORMANCE REVIEW

In preparation for the Global Infrastructure Fund’s merger with the Real Assets Fund, we generally reduced the fund’s risk profile but remained open to specific investment opportunities as they arose. For example, we eliminated a number of higher-risk holdings in India on strength and increased our allocation to high-quality utilities stocks with favorable valuations. One area of focus was European utilities, many of which feature good dividends and valuations that generally have lagged the broader rally in European stocks. We also added to renewable energy stocks in China after recent volatility resulted in attractive pricing.

Fund holdings in the industrials and business services sector managed a modest gain but underperformed the index by a wide margin. Globaltrans Investment was among our largest detractors. The company is Russia’s largest privately owned rail freight operator and services customers in the metals and mining and oil and oil products industries. Geopolitical tensions in Ukraine and subsequent economic sanctions imposed by western countries contributed to a sharp sell-off in Russian equities. Hong Kong-based China Merchants Holdings International, which provides cargo services at terminals, ports, and airports in China, suffered as the country’s economy slowed more than expected as policymakers continued to pivot away from reliance on infrastructure spending and manufacturing. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Utilities stocks, which account for more than half of the fund, generated attractive gains. Among our larger holdings, Spain’s Enagas, a regulated utility which controls the country’s gas transmission network, produced good returns as the company recently began extending its reach into international markets with a significant acquisition in Peru. NRG Energy, one of the largest U.S. independent power producers with a diverse portfolio of both traditional and alternate forms of power generation, was another strong performer. The utility derived attractive revenues from its core wholesale business thanks in part to harsh winter conditions. Energias do Brasil, a Brazilian integrated utility controlled by Energias de Portugal, which generates, transmits, and distributes electricity in Brazil, weighed on results as the power company grappled with the potential impact of water shortages on its hydropower generation. Drought in Brazil had reduced water reservoirs to record lows and given rise to concerns that electricity rationing would negatively affect revenues. Japan’s Electric Power Development also hurt performance. The company generates and distributes electric power using hydro-electric, wind-powered, nuclear, and coal-fired and other thermal power stations throughout the country. Like the rest of the Japanese electric power industry, it has been buffeted by surging fuel costs, as well as concerns about the future of its nuclear facilities in the wake of the Fukushima disaster.

Energy, our third-largest allocation in the portfolio, delivered strong results. Due to the large drop in the Russian market, avoiding Russian energy and related companies helped our performance. Canada’s Enbridge, the portfolio’s second-largest position, was a strong contributor as it continues to benefit from having one of the largest oil pipeline networks in North America and the ongoing development of North American shale oil and oil sands. U.S.-based McDermott International, a leading offshore oil and gas engineering and construction firm, is one of a select few service companies that offers a package of fabrication yards, marine installation assets, and engineering and program management capabilities across the globe. The company performed well overall, despite challenges in its Middle East operations in the closing months of our reporting period.

OUTLOOK

We expect modest global economic growth over the next few quarters. Europe’s recovery is progressing slowly, and Japanese policymakers still have a lot of work to do as they implement long-overdue reforms. Growth in emerging markets has slowed considerably from the heady days before the global financial crisis. While central bank monetary policies in many advanced economies are likely to remain highly accommodative, many emerging countries have raised rates to defend their currencies and contain inflation.

The prospects for muted global economic growth are likely to weigh on energy and materials prices. We recognize that commodities stocks, such as natural resources and metals, tend to perform well when strong economic growth drives demand, and it is difficult for them to outpace the broader market when global economic growth is modest.

While inflation has remained low, even moderate price gains can cause substantial losses in purchasing power over longer time periods. Research shows that real assets equities—such as commodities, real estate investment trusts (REITs), and natural resource stocks—have historically tended to hold their value against inflation. We believe that this targeted approach could help investors insulate their portfolios against longer-term changes in inflation by focusing on equity sectors and industries that historically have been able to maintain or expand profit margins in inflationary environments.

We appreciate the confidence shown by shareholders in the Global Infrastructure Fund and look forward to the continued pursuit of your investment objectives through the Real Assets Fund.

Respectfully submitted,

Kes Visuvalingam
Portfolio manager and chairman of the fund’s Investment
Advisory Committee

May 21, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Because the fund concentrates its investments in infrastructure-related companies, it will be more susceptible to changes affecting that industry than would a fund that does not concentrate its investments in a particular industry. Infrastructure-related companies can be negatively affected by adverse economic and political developments, as well as changes in regulations, environmental problems, casualty losses, and increases in interest rates.

GLOSSARY

UBS World Infrastructure & Utilities Index: An index designed to track the performance of globally listed infrastructure stocks.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/14
National Grid, United Kingdom	4.0%
Enbridge, Canada	3.1
Central Japan Railway, Japan	3.0
American Tower, United States	3.0
Vinci, France	3.0
Sempra Energy, United States	2.6
Crown Castle International, United States	2.5
American Electric Power, United States	2.5
PPL, United States	2.4
PG&E, United States	2.3
NRG Energy, United States	2.3
GDF Suez, France	2.2
Centrica, United Kingdom	1.9
East Japan Railway, Japan	1.9
Enagas, Spain	1.9
FirstEnergy, United States	1.8
AES, United States	1.8
Entergy, United States	1.8
Snam, Italy	1.7
DTE Energy, United States	1.7
Calpine, United States	1.7
SSE, United Kingdom	1.6
Tenaga Nasional, Malaysia	1.5
Fraport, Germany	1.5
Union Pacific, United States	1.4
Total	55.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/14	Year Ended 10/31/13	10/31/12	10/31/11	1/27/10 Through 10/31/10
NET ASSET VALUE					
Beginning of period	$ 12.26	$ 10.83	$ 10.23	$ 10.67	$ 10.00
Investment activities					
Net investment income[1]	0.13[2]	0.24[2]	0.22[2]	0.25[2]	0.16[2]
Net realized and unrealized gain / loss	0.68	1.45	0.76	(0.55)	0.51
Total from investment activities	0.81	1.69	0.98	(0.30)	0.67
Distributions					
Net investment income	(0.27)	(0.24)	(0.26)	(0.14)	–
Net realized gain	–	(0.02)	(0.12)	–	–
Total distributions	(0.27)	(0.26)	(0.38)	(0.14)	–
NET ASSET VALUE					
End of period	**$ 12.80**	**$ 12.26**	**$ 10.83**	**$ 10.23**	**$ 10.67**

Ratios/Supplemental Data

Total return[3]	6.83%[2]	15.95%[2]	10.17%[2]	(2.83)%[2]	6.70%[2]
Ratio of total expenses to average net assets	1.10%[2][4]	1.10%[2]	1.10%[2]	1.10%[2]	1.10%[2][4]
Ratio of net investment income to average net assets	2.16%[2][4]	2.11%[2]	2.13%[2]	2.33%[2]	1.92%[2][4]
Portfolio turnover rate	5.7%	43.8%	34.6%	30.9%	18.6%
Net assets, end of period (in thousands)	$ 38,948	$ 48,928	$ 42,046	$ 42,465	$ 33,265

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 2/29/16.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/14	Year Ended 10/31/13	10/31/12	10/31/11	1/27/10 Through 10/31/10
NET ASSET VALUE					
Beginning of period	$ 12.20	$ 10.79	$ 10.20	$ 10.65	$ 10.00
Investment activities					
Net investment income[1]	0.12[2]	0.22[2]	0.20[2]	0.23[2]	0.24[2]
Net realized and unrealized gain / loss	0.69	1.45	0.76	(0.54)	0.41
Total from investment activities	0.81	1.67	0.96	(0.31)	0.65
Distributions					
Net investment income	(0.27)	(0.24)	(0.25)	(0.14)	–
Net realized gain	–	(0.02)	(0.12)	–	–
Total distributions	(0.27)	(0.26)	(0.37)	(0.14)	–
NET ASSET VALUE					
End of period	**$ 12.74**	**$ 12.20**	**$ 10.79**	**$ 10.20**	**$ 10.65**

Ratios/Supplemental Data

Total return[3]	**6.86%[2]**	**15.82%[2]**	**9.98%[2]**	**(2.93)%[2]**	**6.50%[2]**
Ratio of total expenses to average net assets	1.20%[2][4]	1.20%[2]	1.20%[2]	1.20%[2]	1.20%[2][4]
Ratio of net investment income to average net assets	2.06%[2][4]	1.93%[2]	2.00%[2]	2.21%[2]	2.74%[2][4]
Portfolio turnover rate	5.7%	43.8%	34.6%	30.9%	18.6%
Net assets, end of period (in thousands)	$ 568	$ 706	$ 369	$ 365	$ 18

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.20% contractual expense limitation in effect through 2/29/16.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRALIA 3.2%		
Common Stocks 3.2%		
APA Group	87,629	542
Macquarie Atlas Roads	118,817	343
Origin Energy	26,326	365
Total Australia (Cost $1,028)		1,250
BRAZIL 3.0%		
Common Stocks 3.0%		
CCR	66,100	518
Energias do Brasil	81,800	359
Transmissora Alianca de Energia Eletrica, Equity Units	34,100	301
Total Brazil (Cost $1,222)		1,178
CANADA 5.1%		
Common Stocks 5.1%		
Enbridge	25,700	1,240
Keyera	4,200	280
TransCanada	10,600	494
Total Canada (Cost $1,306)		2,014
CHINA 6.5%		
Common Stocks 6.5%		
Beijing Enterprises (HKD)	42,000	364
China Gas Holdings (HKD)	178,000	288
China Longyuan Power, H Shares (HKD)	364,600	375
China Merchants Holdings International (HKD)	156,000	486
ENN Energy Holdings (HKD)	58,000	404
Huaneng Power International, H Shares (HKD)	470,000	459
Huaneng Renewables, H Shares (HKD)	638,000	197
Total China (Cost $2,014)		2,573

FRANCE 6.3%

Common Stocks 6.3%

Eutelsat	12,282	421
GDF Suez	35,128	886
Vinci	15,706	1,184
Total France (Cost $2,066)		2,491

GERMANY 2.5%

Common Stocks 2.5%

E.ON	20,311	388
Fraport	7,939	586
Total Germany (Cost $761)		974

HONG KONG 1.4%

Common Stocks 1.4%

Cheung Kong Infrastructure	83,000	541
Total Hong Kong (Cost $357)		541

INDIA 1.6%

Common Stocks 1.6%

Adani Ports & Special Economic Zone	130,366	410
Power Grid Corporation of India	128,535	226
Total India (Cost $498)		636

ITALY 4.0%

Common Stocks 4.0%

Enel	75,260	425
Snam	112,288	675
Terna	87,254	472
Total Italy (Cost $1,178)		1,572

JAPAN 6.6%

Common Stocks 6.6%		
Central Japan Railway	9,800	1,202
East Japan Railway	10,300	751
Electric Power Development	14,600	387
Tokyo Gas	51,000	267
Total Japan (Cost $2,220)		2,607

MALAYSIA 2.0%

Common Stocks 2.0%		
Malaysia Airports Holdings	86,000	212
Tenaga Nasional	163,000	594
Total Malaysia (Cost $521)		806

MEXICO 0.5%

Common Stocks 0.5%		
OHL Mexico (1)	72,100	192
Total Mexico (Cost $107)		192

PERU 0.3%

Common Stocks 0.3%		
Grana y Montero, ADR (USD)	7,500	131
Total Peru (Cost $155)		131

PHILIPPINES 0.7%

Common Stocks 0.7%		
Energy Development	2,113,100	265
Total Philippines (Cost $232)		265

PORTUGAL 1.1%		
Common Stocks 1.1%		
EDP Renovaveis	52,936	362
Electricidade de Portugal	18,048	88
Total Portugal (Cost $361)		450
QATAR 0.9%		
Common Stocks 0.9%		
Qatar Electricity & Water	7,114	356
Total Qatar (Cost $183)		356
RUSSIA 0.4%		
Common Stocks 0.4%		
Globaltrans Investment, GDR (USD)	17,590	168
Total Russia (Cost $244)		168
SINGAPORE 1.9%		
Common Stocks 1.9%		
Hutchison Port Holdings Trust, Equity Units (USD)	397,000	270
Mapletree Industrial Trust	424,653	488
Total Singapore (Cost $676)		758
SOUTH KOREA 1.0%		
Common Stocks 1.0%		
KEPCO Plant Service & Engineering	6,421	418
Total South Korea (Cost $223)		418
SPAIN 3.1%		
Common Stocks 3.1%		
Abertis Infraestructuras	22,653	510

Enagas	23,869	735
Total Spain (Cost $891)		1,245
THAILAND 1.2%		
Common Stocks 1.2%		
Glow Energy	191,500	460
Total Thailand (Cost $434)		460
UNITED ARAB EMIRATES 0.8%		
Common Stocks 0.8%		
DP World (USD)	16,304	302
Total United Arab Emirates (Cost $137)		302
UNITED KINGDOM 8.5%		
Common Stocks 8.5%		
Centrica	135,850	757
National Grid	110,063	1,562
SSE	25,028	644
United Utilities	30,221	406
Total United Kingdom (Cost $2,656)		3,369
UNITED STATES 35.4%		
Common Stocks 35.4%		
AES	50,000	722
American Electric Power	18,000	969
American Tower, REIT	14,200	1,186
Calpine (1)	28,800	660
CenterPoint Energy	13,900	344
Chesapeake Utilities	7,000	443
Crown Castle International, REIT	13,600	989
DTE Energy	8,500	664

Entergy	9,600	696
FirstEnergy	21,500	726
Kansas City Southern	636	64
NiSource	12,300	447
NRG Energy	27,200	890
NRG Yield, Class A	4,600	197
OGE Energy	11,300	422
PG&E	20,200	921
PNM Resources	15,300	423
PPL	28,800	960
Sempra Energy	10,400	1,025
Union Pacific	2,900	552
Waste Connections	4,700	210
Williams Companies	11,100	468
Total United States (Cost $9,732)		13,978

SHORT-TERM INVESTMENTS 1.7%

Money Market Funds 1.7%

T. Rowe Price Reserve Investment Fund, 0.06% (2)(3)	653,501	654
Total Short-Term Investments (Cost $654)		654

Total Investments in Securities	
99.7% of Net Assets (Cost $29,856)	**$ 39,388**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.
(1) Non-income producing
(2) Seven-day yield
(3) Affiliated Companies
ADR American Depository Receipts
GDR Global Depository Receipts
HKD Hong Kong Dollar
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
USD U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $29,856)	$	39,388
Dividends receivable		144
Cash		27
Due from affiliates		9
Other assets		55
Total assets		39,623
Liabilities		
Payable for shares redeemed		54
Due to affiliates		21
Investment management fees payable		10
Other liabilities		22
Total liabilities		107
NET ASSETS	$	39,516
Net Assets Consist of:		
Undistributed net investment income	$	138
Accumulated undistributed net realized loss		(161)
Net unrealized gain		9,532
Paid-in capital applicable to 3,087,513 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized		30,007
NET ASSETS	$	39,516
NET ASSET VALUE PER SHARE		
Investor Class		
($38,948,220 / 3,042,962 shares outstanding)	$	12.80
Advisor Class		
($567,400 / 44,551 shares outstanding)	$	12.74

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 4/30/14
Investment Income (Loss)		
Dividend income (net of foreign taxes of $46)		$ 680
Expenses		
Investment management		166
Shareholder servicing		
Investor Class	$ 41	
Advisor Class	1	42
Rule 12b-1 fees		
Advisor Class		1
Prospectus and shareholder reports		
Investor Class	12	
Advisor Class	1	13
Custody and accounting		98
Registration		25
Legal and audit		20
Proxy and annual meeting		2
Miscellaneous		8
Reductions of fees and expenses		
Investment management fees waived		(92)
Expenses reimbursed by manager		(53)
Total expenses		230
Net investment income		450
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		217
Foreign currency transactions		1
Net realized gain		218
Change in net unrealized gain / loss		
Securities		1,795
Other assets and liabilities denominated in foreign currencies		1
Change in net unrealized gain / loss		1,796
Net realized and unrealized gain / loss		2,014
INCREASE IN NET ASSETS FROM OPERATIONS		$ 2,464

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/14	Year Ended 10/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 450	$ 975
Net realized gain	218	388
Change in net unrealized gain / loss	1,796	5,325
Increase in net assets from operations	2,464	6,688
Distributions to shareholders		
Net investment income		
Investor Class	(964)	(926)
Advisor Class	(16)	(8)
Net realized gain		
Investor Class	–	(77)
Advisor Class	–	(1)
Decrease in net assets from distributions	(980)	(1,012)
Capital share transactions*		
Shares sold		
Investor Class	867	10,448
Advisor Class	–	283
Distributions reinvested		
Investor Class	752	793
Advisor Class	12	5
Shares redeemed		
Investor Class	(13,064)	(9,984)
Advisor Class	(169)	(10)
Redemption fees received	–	8
Increase (decrease) in net assets from capital share transactions	(11,602)	1,543
Net Assets		
Increase (decrease) during period	(10,118)	7,219
Beginning of period	49,634	42,415
End of period	**$ 39,516**	**$ 49,634**
Undistributed net investment income	138	668

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Infrastructure Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital. Income is a secondary objective. The fund has two classes of shares: the Global Infrastructure Fund original share class, referred to in this report as the Investor Class, offered since January 27, 2010, and the Global Infrastructure Fund–Advisor Class (Advisor Class), offered since January 27, 2010. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees Effective November 20, 2013, the fund no longer charges a redemption fee. Previously, the fund assessed a 2% fee on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from a redeeming shareholder’s sale or exchange proceeds and were paid to the fund and recorded by the fund as an increase to paid-in capital.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2014, approximately 19% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,382,000 and $14,754,000, respectively, for the six months ended April 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At April 30, 2014, the cost of investments for federal income tax purposes was $30,103,000. Net unrealized gain aggregated $9,285,000 at period-end, of which $10,136,000 related to appreciated investments and $851,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2014, the fund had no deferred tax liability attributable to foreign securities and $65,000 of foreign capital loss carryforwards, including $28,000 that expire in 2020 and $37,000 that expire in 2022.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2014, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver.

Pursuant to this agreement, management fees in the amount of $92,000 were waived and expenses in the amount of $53,000 were reimbursed by Price Associates during the six months ended April 30, 2014. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $871,000 remain subject to repayment at April 30, 2014.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2014, expenses incurred pursuant to these service agreements were $83,000 for Price Associates; $30,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 560,714 shares of the Investor Class and 14,178 shares of the Advisor Class, aggregating 19% of the fund’s net assets.

NOTE 7 - SUBSEQUENT EVENT

On May 19, 2014, substantially all of the assets of the fund were acquired by the T. Rowe Price Real Assets Fund, pursuant to the Agreement and Plan of Reorganization dated January 31, 2014, and approved by fund shareholders on April 30, 2014. The acquisition will continue to provide fund shareholders global investments along with a broader diversification across sectors and a stronger focus on inflation protection, as well as a potentially lower expense ratio. The acquisition was accomplished by a tax-free exchange of 3,118,056 shares of the T. Rowe Price Real Assets Fund, with a value of $36,731,000, for all 3,795,094 shares of the fund then outstanding, with the same value. The exchange was based on values at the close of the NYSE on the immediately preceding business day, May 16, 2014.

Tax Information (Unaudited) for the Fund’s Final Tax Year Ended 5/19/14

We are providing this information as required by the Internal Revenue Code. The amounts shown differ from those elsewhere in this report, primarily because of portfolio activity and distributions subsequent to April 30, 2014, the date of the accompanying financial statements, through the end of the fund’s final tax year.

The fund’s distributions to shareholders included:

  $953,000 from short-term capital gains,

  $8,676,000 from long-term capital gains, subject to a maximum long-term capital gains rate of 20%.

For taxable non-corporate shareholders, $650,000 of the fund’s income represents qualified dividend income subject to the long-term capital gains tax rates.

For corporate shareholders, $224,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Adviser has entered into with T. Rowe Price Singapore Private Ltd. (Subadvisor) on behalf of the fund. The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract and Subadvisory Contract. The Board also noted that the fund’s shareholders approved a merger under which all assets of the fund would be transferred to the T. Rowe Price Real Assets Fund. The merger was expected to be consummated on or around May 19, 2014, at which point assets of the fund would have been liquidated, and there would no longer be a need to maintain the Advisory Contract or Subadvisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three-year and since-inception periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft-dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to both the Investor and Advisor Classes). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor) was at or below the median of comparable funds. The information also indicated that the total expense ratio, after including management fee waivers and/ or expenses paid by the Advisor pursuant to the expense limitation, was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds (for the Investor Class) and below the median for comparable funds (for the Advisor Class).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder) through the completion of the fund’s merger. The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2014